Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09	3/31/09
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	9,737	6,129	2,247	6,078	5,259	6,290
Investment securities, at market	737,243	695,969	658,670	629,165	602,724	472,334
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	806,980	762,098	720,917	695,243	667,983	538,624

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	548,693	548,693	548,693	548,693	2,207,389	2,207,389
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	22,048,693	22,048,693	22,048,693	22,048,693	23,707,389	23,707,389

TOTAL ASSETS	22,855,673	22,810,791	22,769,610	22,743,936	24,375,372	24,246,013

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	April 6, 2009	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09	3/31/09
LIABILITIES:
Post-Petition debt (Sched. C)	52,098	50,381	24,369	24,074	26,675	24,144

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,208,412	138,206,695	138,180,683	138,180,388	138,182,989	138,180,458

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(10,311,943)	(10,355,107)	(10,370,276)	(10,395,656)	(8,766,821)	(8,893,649)

TOTAL SHAREHOLDERS EQUITY	(115,352,739)	(115,395,903)	(115,411,072)	(115,436,452)	(113,807,617)	(113,934,445)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	22,855,673	22,810,792	22,769,611	22,743,936	24,375,372	24,246,013

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09	3/31/09
REVENUE:
Net investment income	1,199	885	789	523	576	657
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,167)	(8,895)	(8,588)	(8,931)	(8,784)	(8,750)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(12,275)	(30,399)	(3,786)	(12,496)	(19,059)	(62,191)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	(654)	0	(52,420)
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(5,962)	(3,152)	(2,265)	(2,977)	(975)	(2,247)
Overhead expenses	(850)	(1,029)	(811)	(824)	(879)	(776)
Miscellaneous	(111)	(576)	(508)	(20)	(740)	(1,101)

NET OPERATING INCOME / LOSS	(26,166)	(43,166)	(15,169)	(25,379)	(29,861)	(126,828)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	(660,102)	0	0	0	1,287,616	0
Equity in unrealized losses of securities of AIC	(176,909)	0	0	0	371,080	0

TOTAL OTHER INCOME (EXPENSE)	(837,011)	0	0	0	1,658,696	0

NET INCOME (LOSS)	(863,177)	(43,166)	(15,169)	(25,379)	1,628,835	(126,828)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09	3/31/09
CASH DIFFERENCE:
Current ending cash balance	9,737	6,129	2,247	6,078	5,259	6,290
Less ending prior month balance	(413)	(9,737)	(6,129)	(2,247)	(6,078)	(5,259)

NET CASH INCREASE (DECREASE)	9,324	(3,608)	(3,882)	3,831	(819)	1,031

SOURCES OF CASH:
Net income (loss)	(863,177)	(43,166)	(15,169)	(25,379)	1,628,835	(126,828)
Equity in earnings and unrealized losses of AIC	837,011	0	0	0	(1,658,696)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	41,022	41,275	37,299	29,505	26,441	130,390
Increase in:
Post-petition debt	0	0	0	0	2,601	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	14,856	(1,891)	22,130	4,126	(819)	3,562

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post-petition debt	(5,532)	(1,717)	(26,012)	(295)	0	(2,531)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(5,532)	(1,717)	(26,012)	(295)	0	(2,531)

NET CASH INCREASE (DECREASE)	9,324	(3,608)	(3,882)	3,831	(819)	1,031

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	10/31/08	11/30/08	12/31/08	1/31/09	2/28/09	3/31/09
TRADE ACCOUNTS PAYABLE	52,098	50,381	24,369	24,074	26,675	24,144
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	52,098	50,381	24,369	24,074	26,675	24,144